

DIGITAL POWER CORPORATION

Corporate Overview 2017

PRESENTED BY:
Milton “Todd” Ault, III – Executive Chairman, DPW
Amos Kohn – President & CEO, DPW & MPC

Digital Power® Flexible Power Solutions

Forward Looking Statement

This presentation contains forward-looking statement within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Digital Power Corporation's expectations regarding the market demands, future financial performance, the implementation of strategic plans and future growth. These statements are made based upon current expectations that are subject to known and unknown risks and uncertainties. Digital Power Corporation does not undertake to update forward-looking statements in this presentation to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking information. Assumptions and other information that could cause results to differ from those set forth in the forward-looking information can be found in this presentation and in Digital Power Corporation's filings with the Securities and Exchange Commission, including its most recent periodic reports including the risk factors listed in the Form 10-K for the year ended December 31, 2016 as amended, available on our website and on the Securities and Exchange Commission's website (www.sec.gov).

TABLE OF CONTENTS



Company Summary

Company Vision

An innovative leader and supplier of cutting-edge power product solutions, radio frequency (RF) filters and microwave devices. We will lead by leveraging our low leakage, low emissions, high density, superior efficiency power products and scalable, flexible technology to provide custom, modified-standard and standard product and solutions to our customers.

We will serve diverse industries within the defense-aerospace, telecom, medical and industrial markets with a focus on power solutions and applications that require mission critical reliability and performance.

DIGITAL POWER IN BRIEF

OUR COMPANY

Headquarters in the Silicon Valley, CA with design centers in Fremont CA, MA, and Israel

Wholly owns UK-based subsidiary Digital Power Ltd., which operates under the brand of Gresham Power Electronics

PUBLIC TRADE

Public company trades on the NYSE Mkt under symbol DPW

BUSINESS FOCUS

Designs, manufactures, and markets highly efficient, high grade and dense custom and standard power solutions to serve in the most demanding applications in the medical, military/defense and industrial/telecom/datacom market segments

OUR STRENGTH

Leading innovator in the design and manufacturing of advanced resonant switching power topologies with customized digital frontend & digital power management to enable rapid modifications to meet unique requirements with the highest efficient outcome serving our vertical markets

Digital Power® Flexible Power Solutions

DPW HISTORY

1969 — Incorporated in November, 1969

1997 — Initial public offering in 1997, initially traded on the Amex and today on the NYSE MKT (symbol: DPW)

1998 — Acquired Digital Power Limited (Gresham) located in Salisbury, UK; wholly-owned subsidiary serving the European and international markets

2001 — Executed a strategic alliance with Telkoor Telecom Ltd. (symbol: TASE:TLKR)

2016 — Philou Ventures acquires 40.06% of Digital Power Corporation shares from Telkoor Telecom Ltd.

2017 — Strategic acquisitions of technology serving Defense/Aerospace and commercial markets

HOLDING STRUCTURE

Philou Ventures
40.06%

NYSE

Other Shareholders
59.94%

→

Digital Power®
Flexible Power Solutions

A California corporation
Headquarters in Fremont, CA

→ **Microphase Corporation**

A subsidiary located in Shelton, Connecticut

→ **Digital Power Limited**
gresham

A wholly-owned subsidiary located in Salisbury, England

ORGANIZATION CHART


Finance & Accounting
Biz Dev & Marketing
Sales
Operations & Services
Compliances & Quality Assurance
Research & Development
President & CEO
General Manager
Microphase
Corporation
Other Subsidiaries
Managing Director
Digital Power
Limited
Controller
Commercial Power Supply
Naval Power Systems
Operation & Services


80.08.1
2.05.1
4.5.6.7
36.5.2.
3.6.
2.31

Market Analysis

MARKET DIVERSIFICATION



Commercial
43%
Medical
29%
Defense
28%

Commercial

Digital Power helps Telecom and Industrial systems excel in an evolving marketplace providing cost effective and highly reliable power solutions.

Medical

Digital Power solutions power medical products which deliver life sustaining, life saving and quality of life improvement to customers who depend on highly reliable power solutions.

Defense

Our Aerospace & Defense business has been established for more than fifty years. Specialists in the field of naval power conversion and distribution.

SERVED MARKETS AND APPLICATIONS

Telecom

- Switches and routers
- Data storage and servers
- Video encoders and decoders
- Fiber optic networks

Industrial Products

- Packaging equipment, CNC machines, laser
- Industrial printers
- Video and cinema projectors
- Laboratory and diagnostic equipment

Medical

- Imaging and dispensing equipment
- Ventilators and oxygen concentrators
- Dialysis, endoscopy, surgical equipment
- Ultrasound and MRI

Military and COTS

- Missiles communication
- Naval power conversion and distribution
- Mobile and ground communications
- Precise artillery weapons

OUR CUSTOMERS …

Commercial

- ERICSSON
- ELMA
- Schroff
- NOKIA
- ARRIS
- QUALCOMM
- Tyco Electronics
- HARRIS
- inogen
- FLEXTRONICS
- GAINSPEED
- harmonic
- Plexus Corporation
- JABIL
- CISCO
- FOXCONN
- Martin

Military/Defense

- LOCKHEED MARTIN
- Rockwell Collins
- GENERAL DYNAMICS
- BOEING
- ATK Alliant Techsystems
- L3 communications
- IAI
- Rolls Royce
- Ministry of Defence
- BAE SYSTEMS
- THALES
- Raytheon
- SAAB

Digital Power
Flexible Power Solutions

SALES CHANNELS AND CUSTOMER SUPPORT

Account management and customer support:

- North America, South American and worldwide sales through Digital Power Corporation headquarters located in Fremont, CA
- European sales through its wholly-owned subsidiary Digital Power Limited (Gresham) located in Salisbury, UK
- Asia Pacific (summer 2017) through HK office

Sales Channels:

- Regional sales reps support in key market areas
- Power focused Distributors and Catalog Distributors
- Application, technology and market focus sales reps



Defense, Automotive, Utilities Markets

MILITARY MARKET



- Digital Power has extensive experience with MIL-STD requirements such as STD-810G: Shock & Vibration, MIL-STD-461F: EMC, Operating temperature: -54°C to +105°C
- An approved vendor complies with the Department of State International Traffic in Arms Regulations (ITAR) as a developer, exporter, importer and broker of military articles for the US defense forces
- Approved by the United States Air Force, Navy, Army, Israel Defense Forces (IDF), UK Royal Navy, Australian Navy and others. OEMs such as: BAE Systems, Lockheed Martin, L3 Communication, Israel Aerospace Industries, Rafael, Rolls Royce and other international defense OEMs

Digital Power® Flexible Power Solutions

MILITARY POWER SOLUTION






LVPS 9525



Military and defense power solutions such as:

- Airborne Systems – EW, radar, guidance and communication
- Missiles – Ground-to-air, air-to-air, sea-to-air
- Land Based – Communication
- Naval – Combat ships, Destroyers, Aircraft Carriers, Submarines
- Ground Vehicles – Active Protection, Communications and Navigation
- UAV (Unmanned Aerial Vehicle) – Very light weight power systems

Quality assurance and control:

- Environmental testing in accordance with MIL-STD 202, MIL-STD-810
- EMI/RFI per MIL-STD-461
- Compliance with MIL-STD-704, MIL-STD-1275 and MIL-STD-1399
- 100% Screening, ESS and ATP including random vibration, temperature cycling tests



Helicopter Starting System



Submarine battery charging system



Healthcare Market Applications

MEDICAL MARKET



- Our medical power products comply with low leakage current requirements of mission critical medical devices.
- Digital Power's power supplies can be tailored for specific requirements and support the rigorous FDA system approval process.
- Portfolio includes a wide variety of medically-approved power solutions to fit any application.
- Any form-factors such as external adapters, car adapters, open frame, and encapsulated.
- All current medical safety certifications available for all product models.



Industrial, Telecommunication Markets

INDUSTRIAL AND TELECOM MARKET



Industrial

Implementing Intelligent Power Management with digital load sharing to improve product reliability. Through our digital design engineering which reduces part count and energy wasted by increasing efficiencies.

Telecom Power Solutions

Our rapid time-to-market allows us to meet the small "opportunity windows" that are typical of this market and makes our products ideal for high volume applications with life spans that are typically only 2 to 3 years.


INNOVATION
SOLUTION
BRANDING
IDEAS
MARKETING
SUCCESS
MANAGEMENT
ANALYSIS

Technology Capabilities

CORE TECHNOLOGIES

- Monitoring and controls
- I2C and SM Bus Communications
- Internal digital control for PFC, SR, etc.
- Digital current sharing


Digital Communications and Controls
High Conversion Efficiency
High Power Density
Cutting Edge Power Products

Latest Topologies

- Interleaved PFC
- LLC
- Synchronous Rectification

- High frequency switching
- Wide bandgap devices
- Advanced thermal design
- High-density/High-efficiency
  - Over 30w/in³
  - 96%≧ AC/DC efficiency
  - 95%≧ DC/DC efficiency

CUSTOM CAPABILITIES

ITAR Registered
International Traffic in Arms Regulations

Mil-Aero / Medical / Telecomm - Design Capabilities

Rugged designs that conform to defense and industry standards

- MIL-STD compliance with EMI/EMC, shock & vibration, humidity, wide range of temperatures (-40ºC to +80ºC)
- DoE Energy Efficiency Level VI
- Wide variety of proven topologies and platforms and power levels minimize design cost and risk and quasi square wave inputs
- Patient Contact Isolation (2MOPP) and Leakage Currents (BF and CF)
- Pulsed Energy (Capacitor Charger) Technology
- Detector Log Video Amplifiers (DLVAs), Successive DLVAs (SDLVAs) and RF filters



Pulsed Dental Laser



Endoscopic Imaging



Precision Artillery



Integrated RF Filter



Helicopter Starter



Broadband Networks

Digital Power® Flexible Power Solutions

AC/DC modular configurable power supply

Registered Distributors of VOXPOWER

Main features:

- 1,200 watts, 600 watts and 500 watts convection rating
- User and field configurable
- Wide output voltage adjust range
- Remote current / voltage programming
- Efficiency up to 94%
- Intelligent fan control
- Parallel and series connection of modules
- Accurate current sharing
- Up to 8 isolated outputs
- Low noise option
- UL60601 3rd Edition approved

VCCM600M



NEVO+1200M





NEVO+600M



Investments for the Future

MTIX Ltd. & Avalanche International Corp

Scalable Investments & Opportunities

- In addition to being awarded the $50MM purchase order from MTIX, Ltd. that was announced on March 15, 2017, DPW has been awarded first right of refusal to finance the manufacturing of the MLSE® equipment beyond the first purchase order.
- The Company has entered a series of convertible promissory notes with Avalanche International Corp (AVLP) totaling $2.4MM for a 30% equity investment in AVLP. Avalanche International Corp has entered a Definitive Agreement with the principals of MTIX to purchase MTIX, Ltd. and plans to change its name and stock symbol to MTIX International Corp imminently.
- The Company has a right to invest up to $5MM in AVLP.

Digital Power®
Flexible Power Solutions

Multiplexed Laser Surface Enchantement (MLSE®) system

- MTIX is digitizing the Textile Industry, the 2nd largest source of pollution on the planet (behind oil)
- The software controlled technology platform which combines all forms of matter (Liquid, Gas, Solid and Plasma) with intense photonic energy (LASER) to create surface synthesis.
- It is highly disruptive across 3 industry Axis, as the platform is:
  - Treatment Agnostic (Surface Preparation for Digital Printing, Hydrophobicity, Hydrophilicity, Fire Retardancy, Antimicrobial, Wrinkle Resistance, for example)
  - Fiber Agnostic (Synthetic, Natural, Combination)
  - Sector Agnostic (Automobile, Garment, Industrial, Commercial, Technical Textile's, for example)


mlse

Multiplexed Laser Surface Enchantement (MLSE®) system

Independent Test Results Show:

- Use of hazardous resource (irritant/corrosive and bio-accumulative) eliminated completely
- Energy Consumption reduced by 99.6%
- Greenhouse Gas reduction over baseline of 90.9%
- Chemical use reduced by 94.8%
- Water consumption reduced by >75.5%


mlse

Acquisitions


MICROPHASE
CORPORATION

Digital Power®
Flexible Power Solutions

MICROPHASE CORPORATION

- Founded in 1955 – Top brand and well respected in the RF/Microwave industry
- Market leader and trusted supplier of advanced Radio Frequency (RF)/Microwave products and solutions to U.S. DoD and defense and aerospace OEMs
- Secure Facilities – Secret
- Provides product solutions for mission critical applications for radar and missile guidance systems
- Design and manufacture revolutionary microwave products channelized receivers, and phase array radar operates from very low frequency (DC) to extremely high frequency (EHF).
- Products include:
  - Detector Log Video Amplifiers (DLVAs)
  - Successive Detector Log Video Amplifiers (SDLVAs) primarily in Channelised receivers, and phase array radar operates from very low frequency (DC) to extremely high frequency (EHF).


MICROPHA

60 years of military grade R/F and microwave technology development now targeting high growth markets.

Digital Power® Flexible Power Solutions


8097
5765

Financial Plan

5-YEAR REVENUE PROJECTIONS



Revenue (000's)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-

	2016	2017	2018	2019	2020
Domestic	$4,708	$5,500	$6,050	$6,655	$7,321
International	$2,808	$3,100	$3,410	$3,751	$4,126
Acquisitions	0	$7,258	$7,839	$8,466	$9,143
New Market	0	3,000	7,500	30,000	45,000
Total Revenue	$7,516	$18,858	$24,799	$48,872	$65,590

Domestic International Acquisitions New Market Total Revenue

Digital Power® Flexible Power Solutions

4-YEAR GROSS MARGIN PROJECTIONS

FY2017	FY2018	FY2019	FY2020
GROSS MARGIN: **$6,603**	GROSS MARGIN: **$9,059**	GROSS MARGIN: **$18,612**	GROSS MARGIN: **$25,217**
GROSS MARGIN %: **35%**	GROSS MARGIN %: **37%**	GROSS MARGIN %: **38%**	GROSS MARGIN %: **38%**

Consolidated Gross Margin

Digital Power® Flexible Power Solutions



Thank You

